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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to §240.14a-12
August Technology Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held
April 28, 2004

TO THE SHAREHOLDERS OF AUGUST TECHNOLOGY CORPORATION:

              The 2004 Annual Meeting of Shareholders (the "Annual Meeting") of August Technology Corporation (the "Company") will be held at the Company's world headquarters at 4900 West 78th Street, Bloomington, Minnesota at 3:30 p.m. on Wednesday, April 28, 2004, for the following purposes:

    1.
    To set the number of members of the Board of Directors at five (5).

    2.
    To elect two (2) Class I Directors.

    3.
    To approve the Company's Amended and Restated 1997 Stock Incentive Plan.

    4.
    To ratify the appointment of KPMG LLP as the Company's independent auditors.

    5.
    To take action on any other business that may properly come before the meeting or any adjournment thereof.

              Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 2003 Annual Report.

              Only shareholders of record as shown on the books of the Company at the close of business on March 4, 2004 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

              You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense to the Company.

BY ORDER OF THE BOARD OF DIRECTORS

March 18, 2004 Bloomington, Minnesota	Jeff L. O'Dell Chairman and Chief Executive Officer

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AUGUST TECHNOLOGY CORPORATION

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
to be held
April 28, 2004

        The accompanying Proxy is solicited by the Board of Directors of August Technology Corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on April 28, 2004, at the location and for the purposes set forth in the Notice of Annual Meeting of Shareholders, and at any adjournments thereof.

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors and Executive Officers of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone. Directors is defined as current members of the Board of Directors, and Executive Officers is defined as all Board elected officers. The Company has retained The Proxy Advisory Group of Strategic Stock Surveillance, LLC to assist the Company in the solicitation of proxies for a fee of $8,500 plus customary out-of-pocket expenses.

        Any shareholder giving a Proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other Board-elected officer of the Company or by filing a later-dated written Proxy with a Board-elected officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later-dated Proxy is delivered to a Board-elected officer of the Company before the Proxy to be revoked or superseded is used at the Annual Meeting. Proxies will be voted as specified by the shareholders.

        The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will, therefore, have the same effect as a vote against the proposal. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

        The mailing address of the principal executive office of the Company is 4900 West 78th Street, Bloomington, Minnesota 55435. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on approximately March 18, 2004.

OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors of the Company has fixed the close of business on March 4, 2004 (the "Record Date") as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, 17,671,930 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

        The following table presents the number of shares of the Company's Common Stock owned on March 4, 2004 by all persons who are beneficial owners of more than five percent of the Company's Common Stock, the Company's directors and nominees, the Executive Officers identified in the Summary Compensation Table included elsewhere in this Proxy Statement and all current directors and Executive Officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)	Of Shares Beneficially Owned, Amount that May be Acquired Within 60 Days by Option Exercise	Percent of Outstanding Shares(2)
Jeff L. O'Dell(3)	1,183,286	10,500	6.7
D. Mayson Brooks	33,282	31,451	*
David L. Klenk	112,550	112,550	*
Scott A. Gabbard	38,517	38,517	*
Stanley D. Piekos	31,632	31,632	*
James A. Bernards(4)	96,296	29,796	*
Roger E. Gower	37,296	37,296	*
Michael W. Wright	44,526	44,526	*
Linda Whitman	25,854	25,854	*
U.S. Bancorp(5)	1,198,576	—	6.8
All current directors and Executive Officers as a group (11 persons)(4)	1,680,075	428,958	9.3

*
Less than one percent.

(1)
Unless otherwise indicated, each person named or included in the group has sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned.

(2)
Amounts include shares, which are not currently outstanding but are deemed beneficially owned because of the right to acquire them pursuant to options exercisable either currently or within 60 days after March 4, 2004. Pursuant to SEC rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(3)
The address for Jeff L. O'Dell is c/o August Technology Corporation, 4900 West 78th Street, Bloomington, Minnesota 55435. Pursuant to an agreement with U.S. Bancorp Asset Management, Inc. as investment adviser, Mr. O'Dell has granted sole voting authority and shared dispositive authority to U.S. Bancorp with respect to 1,172,786 of the shares beneficially owned by Mr. O'Dell. See note (5).

(4)
Includes 50,000 shares held by Dougherty Summit Opportunity Fund I (the "Dougherty Fund"). Mr. Bernards is the President of BS Cap, LLC which does business as Brightstone Capital, which manages the Dougherty Fund; provided, however, pursuant to an agreement, Mr. Bernards has no control over the voting or disposition of the shares held by the Dougherty Fund.

(5)
Includes 1,172,786 shares beneficially owned by Jeff L. O'Dell. U.S. Bancorp, as agent, and U.S. Bancorp Asset Management, Inc., as investment advisor under a service agreement, have sole voting power over all of the shares and shared dispositive power over 1,196,076 of the shares and no dispositive power over 2,500 of the shares.

ELECTION OF DIRECTORS
(Proposals #1 and #2)

        The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall be not less than three (3) nor more than nine (9). The Board of Directors recommends that the number of directors be set at five (5), the number of directors currently on the Board.

        The Bylaws provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class I will be elected at the Annual Meeting. The Governance and Nominating Committee of the Board of Directors nominates Jeff L. O'Dell and Michael W. Wright for reelection as Class I directors of the Company. If elected, Mr. O'Dell and Mr. Wright will each serve a three year term as Class I directors and until their successors are duly elected and qualified. The Class II and Class III directors will continue serving until 2005 and 2006, respectively.

        The Bylaws under Section 3.2 provide that between annual meetings of the shareholders the Board of Directors may increase the authorized number of directors to no more than nine (9). Although the Governance and Nominating Committee is not actively seeking additional Board members, the Committee may nominate additional directors if candidates meeting the committee's criteria become available. As a result, new candidates may be presented to the Board under the terms of the Bylaws for election. The Bylaws require that if the number of directors is changed that any increase shall be apportioned by the Board of Directors among the classes so as to maintain, as nearly as possible, an equal number of directors in each class; thus, should a first director be added, such director will be seated in Class II. The Bylaws further require that if the number of directors is changed, any increase that makes it impossible to maintain an equal number of directors in each class, the director causing the increase shall be allocated to the class with the longest term; thus should a second director be added, such director will be seated in Class I.

        In the absence of other instruction, the Proxies will be voted for each of the Class I nominees. If, prior to the Annual Meeting, it should become known that either Mr. O'Dell or Mr. Wright will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies may be voted for such substitute nominee as selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that either Mr. O'Dell or Mr. Wright will be unable to serve.

        Under applicable Minnesota law, the election of each of the Class I nominees requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company's outstanding shares.

        Following is current information about the Class I nominees and all other current directors of the Company whose terms will continue.

Name	Age	Position with the Company	Class/ Term Expires	Director Since
Jeff L. O'Dell	42	Chief Executive Officer and Director	I-2004	1994
Michael W. Wright	57	Director	I-2004	2000
Linda Whitman	55	Director	II-2005	2002
James A. Bernards	57	Director	III-2006	1998
Roger E. Gower	63	Director	III-2006	1998

        Jeff L. O'Dell co-founded the Company in 1992 and has served as its Chief Executive Officer since 1992 and Chairman of the Board since 1994, and also served as its President from 1992 to 2001. From August 1987 to August 1992, Mr. O'Dell was Director of Sales and Marketing for MicroVision Corporation, which develops and manufactures robotic and inspection systems. From February 1985 to August 1987, Mr. O'Dell was a Field Applications Engineer for Cognex Corporation, which designs, develops and markets machine vision systems that are used to automate a wide range of manufacturing processes. From March 1984 to February 1985, Mr. O'Dell served as a Systems Analyst for Control Data Corporation.

        Michael W. Wright has been Chief Operating Officer of Entegris, Inc., a supplier to semiconductor manufacturers, since May of 2002. Prior to that time, beginning in January of 2001, Mr. Wright was President of the microelectronics group of Entegris, Inc. Prior to that time, beginning in 1998, he was Senior Vice President of Corporate Marketing of Entegris, Inc. From 1996 to 1998, Mr. Wright was Vice President and General Manager of Integrated Solutions, Inc., a lithography supplier. From 1995 to 1996, he was Director of International Design Corporation. Mr. Wright is also the founder of Wright Williams and Kelly, and a graduate of the U.S. Navy Nuclear Power Program.

        Linda Whitman has been Chief Executive Officer of MinuteClinic, Inc., a medical services company, since May of 2002. Prior to that, Ms. Whitman was President of Ceridian Performance Partners from 1996 to 2000, and Vice President of Ceridian's Business Integration from 1995 to 1996. From 1980 to 1995, Ms. Whitman held various positions at Honeywell including Vice President of Consumer Business Group; Director of Home Systems; Director of Marketing for HVAC Commercial Controls; Director of Customer Service, Traffic and Distribution; Director of Information Technology; International Market Manager; and Strategic Marketing Manager. Since 1999, Ms. Whitman has served on the Ninth District Federal Reserve Bank Board. She currently also serves as a director of two other public companies, Health Fitness Corporation and MTS Systems Corporation, as well as for several private companies.

        James A. Bernards is currently President of Facilitation, Inc., a business consulting services company, and President of BS Cap, LLC doing business as Brightstone Capital, a venture capital fund manager. Mr. Bernards was co-founder and President of the accounting firm of Stirtz, Bernards & Co. from May 1981 to June 1993. He currently serves as a Director of three public companies, Health Fitness Corporation, Entegris, Inc., and FSI International, Inc., and several private companies.

        Roger E. Gower has been Chairman of the Board, President, Chief Executive Officer and Director of Micro Component Technology, Inc. since April 1995. Prior to that time, Mr. Gower was employed by Datamedia Corporation of Nashua, New Hampshire, a network and PC security software development company, where he served as President and Chief Executive Officer since 1991. Prior to 1991, he was President and Chief Executive Officer of Intelledix, Inc., a Corvallis, Oregon-based manufacturer of robotic and automation systems for the semiconductor and disk drive manufacturing industries.

Code of Ethics and Business Conduct

        Effective February 7, 2003, the Company adopted a Code of Ethics and Business Conduct, and, in addition, a Code of Ethics for Financial Executives. The Code of Ethics and Business Conduct sets forth the Company's general principles with detailed explanations and responsibilities associated therewith. A copy of the Company's Code of Ethics was attached as an exhibit to the Company's 2002 Annual Report on Form 10-K.

Majority of Independent Directors; Committees of Independent Directors

        The Board of Directors has determined that James A. Bernards, Roger E. Gower and Linda Whitman and Michael W. Wright, constituting a majority of the Board of Directors, are independent directors in accordance with rules of the National Association of Securities Dealers, Inc. ("NASD") since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Jeff L. O'Dell is precluded from being considered independent by NASD rules since he currently serves as an executive officer of the Company.

        Each member of the Company's Audit Committee, Compensation Committee and Governance and Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with NASD rules.

Board and Committee Meetings

        During the year ended December 31, 2003, the Board of Directors held five (5) regularly scheduled meetings, and four (4) special meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he/she served. The Board of Directors has three standing committees, an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee.

        The Audit Committee recommends to the Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants as well as the internal accounting controls of the Company. The Audit Committee is comprised of Roger E. Gower, James A. Bernards and Michael W. Wright all of whom are non-employee independent members of the Board. During 2003, the Audit Committee held five (5) meetings.

        The Compensation Committee recommends the compensation for Executive Officers and other members of the senior leadership team of the Company. The Compensation Committee is comprised of James A. Bernards, Roger E. Gower and Linda Whitman. During 2003, the Compensation Committee held five (5) meetings.

        The Governance and Nominating Committee was created in February 2003, the Committee is comprised of James A. Bernards, Roger E. Gower, Linda Whitman and Michael W. Wright. In accordance with its written charter adopted by the Board of Directors, the Governance and Nominating Committee assists the Board of Directors with fulfilling its responsibility regarding any matters relating to corporate governance including selection of candidates for the Company's Board of Directors. During 2003, the Governance and Nominating Committee held four (4) meetings.

Compensation of Directors

        Pursuant to the Company's 1998 Board of Directors Compensation Plan as amended July 29, 2003 (the "1998 Compensation Plan"), the Board or a committee has broad power to award directors compensation in the form of options or cash payments. Effective July 1, 2003, the Board of Directors amended the 1998 Compensation Plan to provide for the grant of an option to purchase 20,000 shares of the Company's Common Stock to a new director upon election to the Board of Directors, which option is exercisable to the extent of one-third of the shares immediately and on each of the first two anniversary dates. Each director receives an option to purchase 6,500 shares of the Company's Common Stock upon completion of each year of service, which option is exercisable immediately. In addition, non-employee directors receive a $1,000 fee (the "Attendance Fee") for attendance in person or by teleconference at each regularly scheduled Board meeting and a $500 fee for attendance in person or by teleconference at each regularly scheduled committee meeting. Non-employee directors chairing any Board or Committee meeting receive an additional $500 for that meeting. For up to four special board or committee meetings each year, non-employee directors receive a fee of $500 for attendance. Further, each director receives a $500 stipend per month (the "Guidance Fee") for providing guidance to the Company on an as needed basis.

Report of Audit Committee

        The Board of Directors maintains an Audit Committee comprised of three of the Company's independent directors, namely Roger E. Gower, James A. Bernards, and Michael W. Wright. The Board of Directors and the Audit Committee believe that the Audit Committee's member composition during 2003 and currently satisfies the rule of the NASD that governs audit committees, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

  (3)
  reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

        On February 23, 2004, the Board of Directors amended the written charter of the Audit Committee. The amended charter is attached to this Proxy Statement as Appendix A. Under its amended written charter, the Audit Committee's primary duties and responsibilities are to:

  (1)
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

  (2)
  Coordinate, review, and appraise the audit efforts of the Company's independent accountants.

  (3)
  Communicate directly with the independent accountants, the financial and senior management, and the Board of Directors regarding the matters related to the Committee's responsibilities and duties.

        The Committee must include at least three independent directors. All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Committee. In addition, at least one member of the Committee shall be an audit committee "financial expert." The Company has determined that James A. Bernards qualifies as a "financial expert" as that term is defined in applicable regulations of the Securities and Exchange Commission and The Nasdaq Stock Market, Inc.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual

Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission.

Members of the Audit Committee
Roger E. Gower, Chair James A. Bernards Michael W. Wright

Compensation Committee Report on Executive Compensation

        Compensation Committee Interlocks and Insider Participation.    The Compensation Committee of the Board of Directors of the Company is composed of three of the Company's independent directors, namely James A. Bernards, Roger E. Gower and Linda Whitman. None of the members of the Committee is or ever has been an employee or officer of the Company.

        Overview and Philosophy.    In accordance with its written charter adopted by the Board of Directors, the Compensation Committee assists the Board of Directors with fulfilling its responsibility regarding compensation and benefits. The purpose of the Committee is to review and make recommendations to the Board regarding all forms of compensation and benefits to be provided to the Executive Officers and other members of the senior leadership team of the Company and its Board, as well as to give oversight to bonus plans, incentives, and benefit plans for all employees and consultants. The Board has delegated to the Compensation Committee the full authority to approve stock option grants for all employees except Executive Officers. The Compensation Committee has delegated to Board-elected officers its authority to approve new hire stock options for new hires that are not Executive Officers and have a base salary of less than $90,000 where the grants fit within a defined matrix, the highest level of which allows for a grant of no more than 3,500 options.

        The Compensation Committee's executive compensation policies are designed to enhance the financial performance of the Company, and thus shareholder value, by aligning the financial interests of the Company's Executive Officers with those of the Company's shareholders. Compensation of the Company's Executive Officers is comprised of four parts: base salary, annual incentive bonuses, fringe benefits and long-term incentives in the form of stock options.

        The Compensation Committee strives to reward the Company's Executive Officers by focusing compensation on performance of the Company. This is accomplished by reviewing an executive compensation study of comparable, publicly held, high technology companies prior to the start of each year. The Company has moved from a philosophy of structuring base pay below market medians to one of structuring base pay at or near the 50th percentile market of the market, and providing for above market incentive opportunities if the Company's performance meets or exceeds its targets. Effective June 1, 2003, the Company had an Annual Incentive Plan (the "AIP"), as described under "Bonuses" below based on achievement of key financial and strategic objectives and reviewed by an independent compensation consultant. For 2004, an AIP has been established based on key financial and strategic objectives set by senior management and approved by the Board of Directors. In addition, long-term incentives are based on stock performance through stock options under the Company's 1997 Stock Incentive Plan (the "1997 Incentive Plan"). The Compensation Committee believes that stock ownership by the Company's Executive Officers is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Overall, the Compensation Committee believes this philosophy and structure relating to base salaries, annual incentives and long-term incentives are in the best interests of the Company's shareholders.

        Base Salaries.    The Compensation Committee completed its annual review of the Executive Compensation Study and concluded that the base salaries of most of the Executive Officers were comparable or slightly below the base salaries for Executive Officers of comparable, publicly held high technology companies. The two exceptions to this were the CEO position held by Jeff L. O'Dell and the COO/President position held by David L. Klenk. A plan was conceptually approved that would move those two positions closer to the 50th percentile over a two-year period. For all Executive Officers, base pay increases were approved, but implementation of the increases was delayed until such time as the Company returned to profitability. The Company reported profitability for the third quarter ended September 30, 2003. The Compensation Committee then approved implementation of the 2003 increases for Executive Officers effective November 1, 2003.

        The Compensation Committee again reviewed an updated Executive Compensation Study in December 2003, and found that the Executive Officer base pay levels remained at or below the base salaries of Executive Officers of comparable, publicly held high technology companies. Moderate base pay increases were approved for this group, to be implemented January 1, 2004. The CEO position and President/COO positions were approved for increases that completed the two year plan to move the level to one near the 50th percentile of the market for comparable positions in comparable companies.

        Bonuses.    Effective June 1, 2003, the Board of Directors implemented an Annual Incentive Plan for members of the management team consisting of target incentive awards directly linked to achievement of key corporate financial and strategic objectives and individual goals and objectives. All Executive Officers were measured entirely by achievement of the corporate financial objectives that included revenue growth compared to the semiconductor capital equipment industry, new product revenues, profitability during the second half of 2003 and improved cash flow.

        Stock Options and Other Incentives.    The Company's stock option program is the Company's long-term incentive plan for Executive Officers and key employees. The objectives of the program are to align the Executive Officer and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.

        The Company's 1997 Stock Incentive Plan authorizes the Compensation Committee to award stock options to Executive Officers and other employees. Stock options are generally granted at hiring and from time to time thereafter for exceptional performance, with an option price equal to the fair market value of the Company's Common Stock on the date of grant and vesting periods from immediately to five years. The amount of stock options awarded is generally a function of the recipient's salary and position in the Company. The Company has not granted a significant number of stock options to Jeff L. O'Dell because he owns a significant number of shares of the Company's Common Stock and so already has an interest aligned with shareholders. Awards are intended to be competitive with other companies of comparable size and complexity, although the Compensation Committee has not conducted any thorough comparative analysis.

        Benefits.    The Company provides medical and other insurance benefits to its Executive Officers which are generally available to all Company employees. The Company has a 401(k) plan in which all qualified employees, including the Executive Officers, may participate. The amounts of perquisites allowed to Executive Officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in 2003.

        Chief Executive Officer Compensation.    Jeff L. O'Dell served as the Company's Chief Executive Officer in 2003. His compensation was determined in accordance with the policies described above as applicable to all Executive Officers. His base salary was increased from $185,000 in 2000 to $203,000 at the beginning of 2001 but thereafter reduced by ten percent to $182,000 in the first quarter of 2001 as part of the Company's cost reductions in light of the industry downturn. Mr. O'Dell's salary was returned on January 1, 2002 to $203,000; however, no other increases were implemented for 2002 due to the continuing industry downturn. The Board of Directors approved 2002 increases, including an increase for Mr. O'Dell to $222,500, if and when industry conditions improve. On January 1, 2003,

Mr. O'Dell's salary was increased to the 2002 level of $222,500 although no 2003 increase was implemented. The 2003 increase was implemented on November 1, 2003 after the company returned to profitability, increasing the base salary from $222,500 to $245,000. The 2004 Base Salary has been increased to $295,000 effective January 1, 2004. Mr. O'Dell received a bonus of $134,943 in 2000, $35,000 in 2001, none in 2002 due to industry conditions, and $121,938 for 2003.

Members of the Compensation Committee
James A. Bernards, Chair Roger E. Gower Linda Whitman

Governance and Nominating Committee Report

        The Governance and Nominating Committee of the Board of Directors of the Company was created on February 7, 2003 and is composed of all non-employee independent members of the Board of Directors, namely James A. Bernards, Roger E. Gower, Linda Whitman, and Michael W. Wright. In accordance with its written charter adopted by the Board of Directors, the Governance and Nominating Committee assists the Board of Directors with fulfilling its responsibility regarding any matters relating to corporate governance including selection of candidates for the Company's Board of Directors. Its duties shall include oversight of the following: Principles of Corporate Governance by which the Company and the Board shall be governed; the codes of ethical conduct and legal compliance by which the Company and its directors, Executive Officers, employees and agents will be governed; policies for evaluation of the Board and the chairperson; policies for election and reelection of Board members; and policies for succession planning for the Chief Executive Officer and Board members. In addition, the Committee is responsible for annually reviewing the composition of the Board against a matrix of skills and characteristics focused on the governance and business needs and requirements of the Company, nominating and screening of Board member candidates, evaluating the performance of the Board and its members, and terminating memberships of Board members in accordance with corporate policy for cause or other appropriate reasons.

        The Governance and Nominating Committee has evaluated the Company's board with reference to a profile matrix of desirable skills and experience. Based on this evaluation and the attributes on the existing members of the Board, the Governance and Nominating Committee believes that additional candidates for director should have international business experience, a general technology background or education and experience with company operations or organization development. Experience as a Chief Executive Officer or Chief Financial Officer of a public company, particularly in the micro-electronic industry would be advantageous. The Committee retains the right to modify these criteria as it deems appropriate. The committee's process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. In the case of new director candidates, the committee first determines whether the nominee is independent for Nasdaq purposes. The committee then uses its network of contacts to compile a list of potential candidates meeting the Company's minimum qualifications. The Company may also engage, if it deems appropriate, a professional search firm to assist the committee in identifying director candidates. The committee then meets to discuss and consider each potential candidates' qualifications and chooses a candidate by majority vote.

        The Governance and Nominating Committee will consider all bona fide director candidates recommended by shareholders provided the procedures set forth below are followed in submitting recommendations. The committee does not intend to alter in any respect the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

        Shareholders who wish to recommend one or more directors must provide written recommendation to the Governance and Nominating Committee of the Company. Notice of a recommendation must include the shareholder's name, address, the class and number of shares owned; the name, age, business address, residence address and current principal occupation, five year employment history with employer names and a description of the employer's business of the nominee, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements and board memberships, if any. The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

        A copy of the Governance and Nominating Committee Charter can be found on the Company's website at www.augusttech.com.

Members of the Governance and Nominating Committee
James A. Bernards Roger E. Gower Linda Whitman Michael W. Wright

Manner of Shareholder Communication with the Board of Directors

        The Board provides a process for shareholders to send communications to the Board or any of the Directors. Shareholders may send written communications to the Board or any of the Directors c/o Investor Relations, August Technology Corporation, 4900 West 78th Street, Bloomington, Minnesota. All communications will be compiled by investor relations personnel of the Company and submitted to the Board or the individual Directors on a periodic basis.

Policy Regarding Director Attendance at Annual Meetings

        On February 23, 2004, the Board adopted a policy providing that the Directors who are up for election at the Annual Meeting should attend the Annual Meeting if reasonably possible. One of the Company's directors attended the Company's 2003 Annual Meeting.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information with respect to compensation paid in each of the last three years ended December 31, 2003 for services provided by the Company's Chief Executive Officer and the next four most highly compensated Executive Officers based on total annual salary and bonus paid or accrued during 2003.

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Securities Underlying Options (#)		All Other Compensation ($)(5)
Jeff L. O'Dell Chief Executive Officer; Chairman of the Board	2003 2002 2001	225,812 203,000 182,000	121,938 — 35,000	— 10,000 7,250		4,547 4,136 4,625
D. Mayson Brooks Vice President, Global Sales and Field Operations	2003 2002 2001	183,077 168,000 133,000	48,446 10,000 17,500	6,251 56,500 37,500	(2) (3)	4,555 4,165 3,961
David L. Klenk President and Chief Operating Officer	2003 2002 2001	183,327 140,000 128,000	43,998 — 25,000	22,154 15,000 22,750	(2) (3)	5,157 4,729 4,405
Scott A. Gabbard Chief Accounting Officer and Vice President, Finance	2003 2002 2001	150,000 125,000 102,000	41,850 20,000 5,000	4,610 77,461 12,500	(2) (3)	4,521 4,199 3,446
Stanley D. Piekos Chief Financial Officer(4)	2003	144,327	34,638	135,632	(2)	912

(1)
Amounts represent cash bonuses earned for the indicated years.

(2)
Includes options granted to D. Mayson Brooks, David L. Klenk, Scott A. Gabbard and Stanley D. Piekos in 2004 for their performance in 2003.

(3)
Includes options granted to D. Mayson Brooks, David L. Klenk and Scott A. Gabbard in 2002 for their performance in 2001.

(4)
Stanley D. Piekos joined August Technology in April 2003.

(5)
The amounts only include Company contributions under the Company's 401(k) Plan.

Option Grants in 2003

        The following table sets forth for each of the Executive Officers named in the Summary Compensation Table the stock options granted during 2003.

	Individual Grants					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (6)
	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in 2003
Name				Exercise Price/Share ($)(4)(5)	Expiration Date
						5% ($)	10% ($)
Jeff L. O'Dell	—		—	—	—	—	—
D. Mayson Brooks	—		—	—	—	—	—
David L. Klenk	15,000	(1)	3.6	18.50	10/24/2010	112,970	263,269
Scott A. Gabbard	—		—	—	—	—	—
Stanley D. Piekos	120,000 10,000	(2)(3) (1)	29.0 2.4	4.36 18.50	4/07/2010 10/24/2010	212,995 75,314	496,369 175,513

(1)
The stock options have a seven-year term and vest at a rate of 20% per year commencing on the option grant date.

(2)
The stock options have a seven-year term and vest at a rate of 20% per year commencing on the first anniversary of the option grant date.

(3)
The stock option grants consist of incentive stock option (ISO) and non-qualified stock option (NQSO) grants. The vesting, exercise price and terms of the ISO and NQSO grants are identical.

(4)
The stock options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the closing price reported on the NASDAQ Stock Market on the date of grant.

(5)
The stock option exercise price may be paid in shares of Common Stock previously owned by the Executive Officer or in cash, unless the Board or one of its committees, in its sole discretion, rejects the optionee's election to pay in stock.

(6)
The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

Aggregated Option Exercises in 2003 and Year-End Option Values

        The following table provides information related to options exercised by the named Executive Officers during 2003 and the number and value of options held on December 31, 2003. The Company does not have any outstanding stock appreciation rights.

			Number of Unexercised Options at Exercisable December 31, 2003 (#)		Value of Unexercised In-the-Money Options at December 31, 2003 ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jeff L. O'Dell	—	—	10,500	9,000	126,463	99,480
D. Mayson Brooks	17,465	246,269	70,535	77,250	819,342	812,257
David L. Klenk	31,500	486,150	150,396	40,000	2,222,500	345,990
Scott A. Gabbard	13,200	162,919	56,407	39,815	620,012	411,177
Stanley D. Piekos	—	—	2,000	128,000	200	1,709,600

(1)
Market value of underlying securities at exercise date or year-end, as the case may be, minus the exercise price.

Employment Agreements and Severance Arrangements

        The Company has entered into executive employment agreements with all of its Executive Officers including each of the following: Jeff L. O'Dell, D. Mayson Brooks, and David L. Klenk effective March 1, 2002, Scott A. Gabbard effective May 9, 2002, and Stanley D. Piekos effective April 7, 2003 (each referred to as a Key Executive below). These agreements supersede all prior agreements. Pursuant to these agreements, each Key Executive has a set annual base salary that may be adjusted by the Chief Executive Officer or Board of Directors, which base salary is currently $295,000 for Mr. O'Dell, $210,000 for Mr. Brooks, $215,000 for Mr. Klenk, $160,000 for Mr. Gabbard and $205,000 for Mr. Piekos. The agreements set forth that the employment of each Key Executive may be terminated by mutual written agreement, by either party with thirty days written notice, by the Company for cause as defined therein, or by death of the Key Executive. In the event the Company terminates the Key Executive's employment without cause, mutual agreement or death, the Key Executive is entitled to severance equal to a standard severance period, except where change in control provisions are met whereby the severance is equal to a change in control severance period. All of the agreements are identical in nature except for the specific terms set forth in the exhibit to the respective employment agreements defining employee title, manager, base salary, severance period, change in control severance, and other special provisions. The standard severance period is twelve months of base salary, and the change in control severance is eighteen months of base salary.

Stock Performance Chart

        The following graph compares the quarterly percentage change in the cumulative total shareholder return for the Company's Common Stock during the fiscal year ended December 31, 2003 with the cumulative total return on the NASDAQ U.S. Index and the Philadelphia SOX Index. The comparison assumes $100 was invested on June 14, 2000 (the date that the Company's stock began to be publicly traded) in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Based solely on its review of the copies of forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during 2003, all Executive Officers, directors and greater than ten-percent beneficial owners complied with applicable filing requirements pursuant to Section 16(a) of the Securities Exchange Act of 1934; provided, however, that, in 2004, the Company did not timely file a Form 4 for each of Linda Whitman, Roger E. Gower, James A. Bernards and Michael W. Wright, our outside directors, to report an option grant.

APPROVAL OF AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN
(Proposal #3)

Amendment

        On February 4, 2004, the Board amended the 1997 Stock Option Plan to increase the shares reserved under the plan from 3,050,000 to 4,250,000 shares and added restricted stock awards, performance awards, and stock appreciation rights to the incentives available under the plan (the "Amendment"). The Amendment also gives the Board the ability to permit transfers of non-statutory stock options to members of the optionee's immediate family, trusts whose beneficiaries are members of the optionee's immediate family, and partnerships in which such family members are the only partners. The plan is now known as the 1997 Stock Incentive Plan (the "1997 Plan"). As of March 4, 2004, the Company had outstanding incentive and nonqualified options for the purchase of an aggregate of 1,615,790 shares of the Company's Common Stock with an average exercise price of $9.18 per share. Options to purchase 1,201,199 shares under the 1997 Plan have been exercised as of March 4, 2004. The increase in the number of shares is necessary to provide sufficient shares for future option grants, restricted stock awards, performance share awards, and stock appreciation rights. The Amendment provides, however, that no more than 50% of the maximum number of shares reserved for issuance under the 1997 Plan shall be issued or reserved for issuance (or issued and reserved) pursuant to restricted stock awards, performance awards, and stock appreciation rights. The Board believes that granting these stock incentives to employees and directors is an effective means to promote the future growth and development of the Company. Such incentives, among other things, increase employees' and directors' proprietary interest in the Company's success and enable the Company to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of the Amendment.

Summary of 1997 Stock Incentive Plan

        A general description of the basic features of the 1997 Plan is presented below, but such description is qualified in its entirety by reference to the full text of the 1997 Plan, a copy of which may be obtained without charge upon written request to Scott A. Gabbard, the Company's Chief Accounting Officer and Vice President, Finance.

        Purpose.    The purpose of the 1997 Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain competent employees and directors, by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the Company's achievement of its long-term economic objectives.

        Term.    Options and awards may be granted pursuant to the 1997 Plan until July 30, 2007, which is ten (10) years from the date the 1997 Plan was originally adopted by the Board of Directors.

        Administration.    The 1997 Plan shall be administered by the Board of Directors. The Board grants the options and awards, setting the terms of such options and awards; provided, however, that the Board has granted authority to two Board elected officers, who, acting together, may grant options and awards for the purchase of up to 3,500 shares to certain new employees, not including any Executive Officers. The 1997 Plan permits the Board to appoint a committee (the "Committee") to administer the 1997 Plan, all of the members of which must be "non-employee directors" under Rule 16b-3 of the Act, and the Board may appoint a committee in the future. The Board has granted the Compensation Committee the authority to grant options to employees who are not Executive Officers. The 1997 Plan gives broad powers to the committee to administer and interpret the 1997 Plan, including the authority to select the individuals to be granted options and awards and to prescribe the particular form and conditions of each option granted. Notwithstanding any other provision of the 1997 Plan, neither the

Board nor the Committee may reduce the exercise price of any outstanding award without the affirmative vote of the holders of a majority of the voting power of all outstanding shares entitled to vote.

        Eligibility.    All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1997 Option Plan. All employees, Executive Officers and directors of and consultants and advisors to the Company or any subsidiary are eligible to receive non-statutory stock options, restricted stock awards, stock appreciation rights, and performance awards. As of March 4, 2004, the Company had approximately 194 employees, of whom seven are Executive Officers, and four directors who are not employees.

        Options.    When an option is granted under the 1997 Option Plan, the Board, at its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the 1997 Option Plan, or 110% of the fair market value of the Company's Common Stock if the employee owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code). The exercise price of a non-statutory stock option may not be less than the fair market value on the date of grant. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Board. An incentive stock option may not be exercisable more than ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the 1997 Plan.

        Generally, under the form of incentive option agreement which is currently being used for options granted under the 1997 Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death, disability, the optionee has a right to exercise the option for 90 days after termination of such affiliation or until the option's original expiration date, whichever is earlier. The current form of non-statutory option agreement used for options granted to the directors provides that, if the optionee's directorship with the Company terminates before expiration of the option, the optionee has a right to exercise the option until the option's original expiration date, whichever is earlier. If the termination is because of death or disability, the option typically is exercisable until its original stated expiration. Some of the previous option agreements with employees and directors terminate immediately or in 30 days or 12 months after termination of optionee's affiliation with the Company. The Board may impose additional or alternative conditions and restrictions on the incentive or non-statutory stock options granted under the 1997 Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

        Restricted Stock Awards.    The Board is also authorized to grant awards of restricted stock. Each restricted stock award granted under the Plan shall be for a number of shares as determined by the Board or the Committee, and the Board or the Committee, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse.

        Performance Awards.    The Board is also authorized to grant performance awards. Performance awards shall consist of shares of Common Stock of the Company or other awards denominated in shares of Common Stock that may be earned or become vested in whole or in part if the Company achieves certain goals established by the Board or the Committee over a specified period.

        Stock Appreciation Rights.    The Board is also authorized to grant stock appreciation rights. A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Board or the Committee. Generally, upon the exercise of a stock appreciation right, the recipient will receive cash, shares of Common Stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of the Company's Common Stock on the date of exercise, over (ii) a specified exercise price. Unless otherwise determined by the Board or the Committee, the specified exercise price shall not be less than 100% of the fair market value of the stock on the date of grant of the stock appreciation right. The Committee will determine the term of the stock appreciation right and how it will become exercisable. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

        Transferability.    Options, restricted stock awards, performance awards, and stock appreciation rights granted under the 1997 Plan are nontransferable during the lifetime of the optionee, except that the Committee has discretion to permit optionees to transfer any or all non-statutory options to any member of the optionee's immediate family, to one or more trusts whose beneficiaries are members of such optionee's immediate family, or to partnerships in which such family members are the only partners.

        Change of Control.    In the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company, the Board may, in its sole discretion and in accordance with the provisions contained in the plan, provide for the acceleration, continuation, termination, or cancellation of any option or award granted pursuant to the 1997 Plan or for the distribution of stock or cash as provided in the 1997 Plan.

        Amendment.    The Board of Directors may from time to time suspend or discontinue the 1997 Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a change of control of the Company. The 1997 Plan may not be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422, and may not be amended, without the approval of the shareholders, in any manner that will: (i) increase the number of shares subject to the 1997 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (ii) change the designation of the class of employees eligible to receive options; or (iii) materially increase the benefits accruing to optionees under the 1997 Plan.

        The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1997 Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. Generally, the Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

Federal Income Tax Consequences of the Plan.

        Options.    Under present law, an optionee will not realize any taxable income on the date a non-statutory stock option is granted to the optionee pursuant to the 1997 Plan. Upon exercise of the non-statutory stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's

Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which non-statutory stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

        Incentive stock options granted pursuant to the 1997 Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

        Restricted Stock Awards.    Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a "Section 83(b)" election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Performance Awards. A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Stock Appreciation Rights.    Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

        Plan Benefits.    Because future grants of stock options are subject to the discretion of the Board, the future benefits under the 1997 Plan cannot be determined at this time. The table below shows the total number of shares underlying stock options that have been granted under the 1997 Plan as of March 4, 2004 to the named Executive Officers and the groups set forth.

Name and Position/Group	Shares of Common Stock Underlying Options Received(1)
Jeff L. O'Dell Chief Executive Officer and Chairman	19,500
D. Mayson Brooks Vice President, Global Sales and Field Operations	235,022
David L. Klenk President and Chief Operating Officer	289,050
Scott A. Gabbard Chief Accounting Officer and Vice President, Finance	118,132
Stanley D. Piekos Chief Financial Officer	135,632
Current Executive Officers as a Group (7 persons)	963,405
Current Directors who are not Executive Officers as a Group (4 persons)	216,403
Current Employees who are not Executive Officers or Directors as a Group (187 persons)	1,225,384

(1)
Includes options granted which are currently outstanding or have been exercised.

        Vote Required.    The Board of Directors recommends that the shareholders approve the Amended and Restated 1997 Plan which increases the number of shares reserved for issuance under the 1997 Plan from 3,050,000 to 4,250,000 and adds restricted stock awards, performance awards, and stock appreciation rights to the incentives available under the plan. Under applicable Minnesota law, approval of the amendment to the 1997 Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company's outstanding shares.

Equity Compensation Plan Information

        The following table provides information about shares of the Company's Common Stock that may be issued under the Company's equity compensation plans, as of December 31, 2003:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	1,799,630	$7.43	612,161	(2)
Equity compensation plans not approved by security holders	—	—	—

Total	1,799,630	$7.43	612,161

(1)
Includes options under the August Technology 1997 Stock Option Plan

(2)
Includes 249,598 shares available for issuance under the August Technology 2000 Employee Stock Purchase Plan

RATIFICATION OF INDEPENDENT AUDITORS
(Proposal #4)

        The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company's independent auditors to audit its consolidated financial statements for the 2004 fiscal year. KPMG LLP served as independent auditors for the Company for the year ended December 31, 2003 and has been selected to act as the Company's independent auditors for the current year ending December 31, 2004. Although the Company is not required to seek shareholder approval of this appointment, the Board of Directors believes it to be sound and prudent corporate governance to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholders' rejections and will reconsider the appointment.

        Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement regarding financial and accounting matters of the Company, if they so desire, and will be available to respond to appropriate questions from the Company's shareholders.

        The following table presents fees paid by the Company for professional services rendered by KPMG LLP for the years ended December 31, 2003 and 2002. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

	Years ended December 31,
Fee Category	2003	2002
Audit Fees	$203,000	$110,000
Audit Related Fees	14,500	22,950
Tax Fees	28,800	16,120
All Other Fees	—	9,000

	$246,300	$158,070

        Audit Fees were for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements. These services included $84,000 paid to KPMG LLP in conjunction with the follow-on public offering completed by the Company in September 2003.

        Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits and accounting consultations in connection with acquisitions.

        Tax Fees were for professional services for federal, state and international tax compliance.

        All Other Fees were for services other than the services reported above. In 2002, these services represented preparation of expatriate income tax returns on behalf of the Company's employees.

        The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of KPMG LLP.

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. In 2003 all of the services performed by KPMG were pre-approved by the Audit Committee.

        Vote.    The Board of Directors recommends that the shareholders ratify the selection of KPMG LLP as the Company's independent auditors for 2004. Under applicable Minnesota law, approval of the ratification requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company's outstanding shares.

OTHER BUSINESS

        Management knows of no other matters to be presented at the 2004 Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2005 annual meeting must be received by the Company by November 22, 2004 to be included in the Company's proxy statement and related proxy for the 2005 annual meeting. In addition, the Company's Bylaws provide that a shareholder who desires to nominate a person for election to the Board of Directors at the 2005 annual meeting must give written notice to the Company on or before November 22, 2004. Any such nomination must provide the information required by the Company's Bylaws and comply with any applicable laws and regulations.

        If a shareholder proposal intended to be presented at the 2005 annual meeting but not included in the proxy materials is received by the Company after February 18, 2005, then management named in the Company's proxy for the 2005 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.

        All submissions should be made to the Corporate Secretary at the Company's principal offices at 4900 West 78th Street, Bloomington, Minnesota 55435.

FORM 10-K

        THE COMPANY WILL PROVIDE AT NO CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2004 ANNUAL MEETING. PLEASE ADDRESS YOUR REQUEST TO THE ATTENTION OF SCOTT A. GABBARD, CHIEF ACCOUNTING OFFICER AND VICE PRESIDENT, FINANCE, AUGUST TECHNOLOGY CORPORATION, 4900 WEST 78TH STREET, BLOOMINGTON, MINNESOTA 55435. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT AS OF MARCH 4, 2004, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS. SHAREHOLDERS MAY ALSO ACCESS THE FORM 10-K, INCLUDING EXHIBITS, ON THE SEC WEBSITE AT WWW.SEC.GOV.

BY ORDER OF THE BOARD OF DIRECTORS
Jeff L. O'Dell Chairman and Chief Executive Officer
Dated: March 18, 2004 Bloomington, Minnesota

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
AUGUST TECHNOLOGY CORPORATION

I.     PURPOSE

        The primary function of the Audit Committee of August Technology Corporation (the "Company") is to provide oversight by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

  •
  Coordinate, review and appraise the audit efforts of the Company's independent accountants.

  •
  Communicate directly with the independent accountants, the financial and senior management, and the Board of Directors regarding the matters related to the Committee's responsibilities and duties.

        The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.    MEMBERSHIP

        The Committee shall be comprised of three or more directors elected by the Board, each of whom shall be independent (as such term is defined by applicable laws and regulations or the Company's corporate governance policies, if any). Committee members shall serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified. The Chair of the Committee shall be elected by the Board. In the absence of the election of a Chair by the Board, the members of the Committee shall elect a Chair by majority vote of the Committee membership. In addition, no member of the Audit Committee shall receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Company's Board of Directors.

        All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Committee. At least one member of the Committee shall be a "financial expert", as such term is defined in applicable regulations of the Securities and Exchange Commission and The Nasdaq Stock Market, Inc.

III.  RESPONSIBILITIES AND DUTIES

  Documents/Reports Review

  •
  Review and update this Charter periodically, at least annually, as conditions dictate.

  •
  Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants or management.

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  •
  Review with financial management and the independent accountants any release of earnings prior to its issuance and any Form 10-Q or 10-K prior to its filing.

  Independent Accountants

  •
  Appoint, compensate and oversee the Company's independent auditors. The Company's independent auditors shall report directly to the Committee. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

  •
  Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

  •
  Periodically consult with the independent accountants out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company's financial statements.

  •
  Pre-approve all audit services and non-audit services to be performed by the Company's independent auditors.

  •
  Discuss with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

  •
  Obtain and review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented.

  Audit Committee Report

  •
  The Audit Committee shall prepare the annual Audit Committee Report required by Item 306 of Regulation S-K of the Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

  Related-Party Transactions

  •
  Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

  •
  Review on at least an annual basis the expense reimbursements of officers and directors.

  Financial Reporting Processes

  •
  In consultation with the independent accountants and management, review the integrity of the Company's financial reporting processes, both internal and external.

  •
  Consider and revise, if appropriate, the Company's auditing and accounting principles and practices.

  •
  Consider the adequacy of the financial and accounting staff.

  Ethical and Legal Compliance

  •
  Review periodically the Company's Code of Ethical Conduct applicable to senior financial officers and management's enforcement of the Code as it relates to the Company's financial reporting process and internal control system.

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  •
  Ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

  •
  Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

  •
  Establish and maintain procedures for efficiently responding to complaints received by the Committee regarding accounting, internal accounting controls and auditing. At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

  •
  Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.    AUTHORITY

        The Audit Committee shall have the authority as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee, to:

  i.
  At the expense of the Company, to consult with the Company's outside legal counsel and other advisors or to engage independent consultants and advisors, including legal and financial advisors, to assist it with its functions;

  ii.
  To request from the Chief Executive Officer, the Chief Financial Officer and such other members of Company management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company's business operations and financial condition relevant to the functions of the Committee.

V.     MEETINGS AND MINUTES

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet periodically with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

        The Audit Committee will maintain written minutes of its meeting. Such minutes will be provided to the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI.   MANAGEMENT COOPERATION

        Management of the Company is requested to cooperate with the Audit Committee, and to render assistance to the Audit Committee as it shall request in carrying out its functions.

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AUGUST TECHNOLOGY CORPORATION

1997 STOCK INCENTIVE PLAN
(As Amended and Restated Through February 4, 2004)

ARTICLE 1. ESTABLISHMENT AND PURPOSE

        1.1    ESTABLISHMENT.    August Technology Corporation (the "Company") hereby establishes a plan providing for the grant of stock options, restricted stock awards, stock appreciation rights and performance awards to certain eligible employees, directors and consultants of the Company and its subsidiaries. This plan shall be known as the 1997 Stock Incentive Plan (the "Plan").

        1.2    PURPOSE.    The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability as employees, directors and consultants, by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its long-term objectives.

ARTICLE 2. DEFINITIONS

        The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

        2.1 "BOARD" means the Board of Directors of the Company.

        2.2 "CHANGE IN CONTROL" means an event described in Article 11 below.

        2.3 "CODE" means the Internal Revenue Code of 1986, as amended.

        2.4 "COMMITTEE" means the entity administering the Plan, as provided in Article 3 below.

        2.5 "COMMON STOCK" means the common stock of the Company, no par value per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 below.

        2.6 "DISABILITY" means the occurrence of an event which constitutes permanent and total disability within the meaning of Section 22(e)(3) of the Code.

        2.7 "ELIGIBLE PERSONS" means individuals who are (a) salaried employees (including, without limitation, officers and directors who are also employees) of the Company or one of its Subsidiaries, including employees who are not citizens or residents of the United States, (b) Non-Employee Directors, or (c) consultants to the Company or one of its Subsidiaries; provided, however, that consultants shall not be eligible to receive Awards (as defined in Section 2.21 hereunder) unless such consultant renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

        2.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        2.9 "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date:

          (a)   if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the closing sale prices of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

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          (b)   if the Common Stock is not listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as reported by the NASDAQ System, or, if not reported thereon, as reported by the National Quotation Bureau, Inc. (or a comparable reporting service); or

          (c)   if the Common Stock is not listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and bid and asked prices are not reported, the price that the Committee determines in good faith in the exercise of its reasonable discretion. The Committee's determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants (as defined in Section 2.14 below) and their respective successors-in-interest. No member of the Board or the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.

        2.10 "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to a Participant pursuant to Section 6.5 of the Plan that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

        2.11 "NON-EMPLOYEE DIRECTOR" means any member of the Board who is not an employee of the Company or any Subsidiary.

        2.12 "NON-STATUTORY STOCK OPTION" means a right to purchase Common Stock granted to a Participant pursuant to Section 6.6 of the Plan that does not qualify as an Incentive Stock Option.

        2.13 "OPTION" means an Incentive Stock Option or a Non-Statutory Stock Option.

        2.14 "PARTICIPANT" means an Eligible Person who receives one or more Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Stock Appreciation Rights or Performance Awards under the Plan.

        2.15 "PERSON" means any individual, corporation, partnership, group, association or other "person" (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company.

        2.16 "RETIREMENT" means the retirement of a Participant pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Participant.

        2.17 "SECURITIES ACT" means the Securities Act of 1933, as amended.

        2.18 "SUBSIDIARY" means any corporation that is a subsidiary corporation of the Company (within the meaning of Section 424(f) of the Code).

        2.19 "TAX DATE" means a date defined in Section 6.5(c) of the Plan.

        2.20 "RESTRICTED STOCK AWARD" means a stock award granted to a Participant pursuant to Article 14 of the Plan.

        2.21 "AWARD" shall mean any grant of an Option, Restricted Stock Award, Stock Appreciation Right or Performance Award.

        2.22 "PERFORMANCE PERIOD" shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any performance goals specified by the Committee with respect to such Performance Award are to be measured.

        2.23 "PERFORMANCE SHARE" shall mean any grant pursuant to Article 15 hereof of an award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the

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Company upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

        2.24 "STOCK APPRECIATION RIGHT" shall mean a grant pursuant to Article 16 hereof.

ARTICLE 3. PLAN ADMINISTRATION

        The Plan shall be administered by the Board or by a Committee of the Board consisting of two or more directors. In the event the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. Members of a Committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of its members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of the Committee may be taken without a meeting to the extent permitted by the Company's Articles of Incorporation and Bylaws. Copies of minutes of the Committee's meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer either to the Board or to such a Committee, if established.

        In accordance with the provisions of the Plan, the Committee shall select the Participants from Eligible Persons; shall determine the number of shares of Common Stock to be subject to Awards granted pursuant to the Plan, the performance criteria applicable to Performance Shares, the time at which Awards are granted, the exercise price, the term of Awards and the manner in which each Award vests or becomes exercisable; and shall fix such other provisions of Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants which shall evidence the particular terms, conditions, rights and duties of the Company and the Participants under Awards granted pursuant to the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. With the consent of the Participant affected thereby, the Committee may amend or modify the terms of any outstanding Award in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Participant affected thereby, modify the number of shares, performance criteria or other terms and conditions of an Award; extend the term of an Award; accelerate the exercisability or vesting or otherwise terminate any restrictions or risks of forfeiture relating to an Award; extend, renew or accept the surrender of any outstanding Award, to the extent not previously exercised; and authorize the grant of new Awards in substitution therefor to the extent not previously exercised. Notwithstanding any other provision of the Plan, the Committee shall not reduce the exercise price of any outstanding Award without the affirmative vote of the holders of a majority of the voting power of all outstanding shares entitled to vote.

        Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of the members thereof, the directors, officers and employees of the Company and its Subsidiaries, and the Participants and their respective successors in interest.

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ARTICLE 4. SHARES SUBJECT TO THE PLAN

        4.1    NUMBER.    The maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be 4,250,000, subject to adjustment upon changes in capitalization of the Company as provided in Section 4.3 below. The maximum number of shares authorized may be increased from time to time by approval of the Board and, if required pursuant to Rule 16b-3, Section 422 of the Code, or the rules of any securities exchange or the NASD, by shareholders of the Company. Shares of Common Stock that may be issued in connection with Awards under this Plan shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan. Notwithstanding the foregoing, no more than 50% of the maximum number of shares reserved for issuance under the Plan shall be issued or reserved for issuance (or issued and reserved) pursuant to Stock Appreciation Rights, Performance Share Awards or Restricted Stock Awards under the Plan.

        4.2    UNUSED STOCK.    In the event that any outstanding Option, Stock Appreciation Right, Performance Share Award or Restricted Stock Award under the Plan for any reason expires or is terminated prior to the exercise of the Option or Stock Appreciation Right, prior to the achievement of the performance criteria under the Performance Share Award, or prior to the lapsing of the risks of forfeiture on the Restricted Stock Award, the shares of Stock allocable to the unexercised portion of such Option or Stock Appreciation Right, to the unearned portion of the Performance Share Award or to the forfeited portion of the Restricted Stock Award shall continue to be reserved for Options, Stock Appreciation Rights, Performance Share Awards and Restricted Stock Awards under the Plan and may be optioned or awarded hereunder.

        4.3    CHANGE IN SHARES, ADJUSTMENTS, ETC.    In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares, stock dividend, or stock split, the Committee shall adjust appropriately the number of shares of Stock reserved under Section 4.1 hereof, the number of shares of Stock covered by each Award, and, if applicable, the price per share thereof to reflect such change in order to prevent dilution or enlargement of the rights of the Participants. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

ARTICLE 5. ELIGIBILITY

        Awards shall be granted only to those Eligible Persons who, in the judgment of the Committee, are performing, or during the term of an Award will perform, vital services in the management, operation and development of the Company or a Subsidiary, and significantly contribute or are expected to significantly contribute to the achievement of long-term corporate objectives. Participants may be granted from time to time one or more Awards under the Plan, provided that only employees of the Company or a Subsidiary may be granted Incentive Stock Options under the Plan, in any case as may be determined by the Committee in its sole discretion. The number, type, terms and conditions of Awards granted to various Eligible Persons need not be uniform, consistent or in accordance with any plan, whether or not such Eligible Persons are similarly situated. The Committee may grant Awards to the same Participant at the same time or at different times. Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Stock Appreciation Rights and Performance Awards, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and, unless specifically provided for in the Award Agreement, the receipt of an Award or the exercise of rights thereunder shall not affect the Participant's rights under, or the number of shares subject to, any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given such person specifying such terms, conditions, rights and duties related thereto. Each Participant shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan,

4

specifying the terms, conditions, rights and duties of Awards granted under the Plan. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of the related agreement with the Participant.

ARTICLE 6. DURATION AND EXERCISE OF OPTIONS

        6.1    MANNER OF OPTION EXERCISE.    An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office (Attention: Secretary), and by paying in full the total Option exercise price for the shares of Common Stock purchased in accordance with Section 6.3. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to Section 9.1, the exercise of the Option shall be deemed effective upon receipt of such notice and payment. As soon as practicable after the effective exercise of the Option, the Company shall record on the stock transfer books of the Company the ownership of the shares purchased in the name of the Participant, and the Company shall deliver to the Participant one or more duly issued stock certificates evidencing such ownership.

        6.2    METHOD OF PAYMENT OF OPTION EXERCISE PRICE.    At the time of the exercise of an Option, the Participant may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Participant to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event the Participant elects to pay the purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise. The Committee may reject a Participant's election to pay all or part of the purchase price with previously acquired shares of Common Stock and require such purchase price to be paid entirely in cash if, in the sole discretion of the Committee, payment in previously acquired shares would cause the Company to be required to recognize a charge to earnings in connection therewith. For purposes of this Section 6.2, "previously acquired shares" shall include only those shares of Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles. In its sole discretion, the Committee may determine either at the time of grant or exercise of an Option, to permit a Participant to pay all or any portion of the purchase price by delivery of a promissory note in form and substance acceptable to the Committee.

        6.3    RIGHTS AS A SHAREHOLDER.    The Participant shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the Participant shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Participant becomes the holder of record except as the Committee may determine pursuant to Section 4.3.

        6.4    INCENTIVE STOCK OPTIONS.

          (a)    INCENTIVE STOCK OPTION EXERCISE PRICE.    The per share price to be paid by the Participant at the time an Incentive Stock Option is exercised will be determined by the Committee, but shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of one share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code).

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          (b)    AGGREGATE LIMITATION OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS.    Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code)) shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time).

          (c)    DURATION OF INCENTIVE STOCK OPTIONS.    The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee at the time such Option is granted, but in no event shall such period exceed ten years from the date the Option is granted or, in the case of a Participant that owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code), five years from the date the Incentive Stock Option is granted. An Incentive Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, an Incentive Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Articles 7 or 11, all Incentive Stock Options granted to a Participant hereunder shall terminate and may no longer be exercised if the Participant ceases to be an employee of the Company and all Subsidiaries or if the Participant is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues as an employee of the Company or another Subsidiary).

          (d)    DISPOSITION OF COMMON STOCK ACQUIRED PURSUANT TO THE EXERCISE OF INCENTIVE STOCK OPTIONS.    Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after the date on which the Option was granted or before the expiration of one year after the date on which such shares of Common Stock were transferred to the Participant pursuant to exercise of the Option, the Participant shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of a Participant to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to such disposition. The Committee shall have the right, in its sole discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company's transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding requirements or until the later of the expiration of two years from the date the Option was granted or one year from the date on which such shares were transferred to the Participant pursuant to the exercise of the Option.

          (e)    WITHHOLDING TAXES.    The Company is entitled to withhold and deduct from future wages of the Participant, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to any action by the Participant, including, without limitation, a disposition of shares of Common Stock described in Section 6.4(d) above, that causes the Incentive Stock Option to cease to qualify as an incentive stock option within the meaning of Section 422 of the Code.

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        6.5    NON-STATUTORY STOCK OPTIONS.

          (a)    NON-STATUTORY STOCK OPTION EXERCISE PRICE.    The per share price to be paid by the Participant at the time a Non-Statutory Stock Option is exercised will be determined by the Committee, but shall not be less than the Fair Market Value of one share of Common Stock on the date the Option is granted.

          (b)    DURATION OF NON-STATUTORY STOCK OPTIONS.    The period during which a Non-Statutory Stock Option may be exercised shall be fixed by the Committee at the time such Option is granted. A Non-Statutory Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, a Non-Statutory Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Articles 7 or 11, all Non-Statutory Stock Options granted hereunder to a Participant who is an employee of the Company or any Subsidiaries shall terminate and may no longer be exercised if the Participant ceases to be an employee of the Company or a Subsidiary or if the Participant is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues as an employee of the Company or another Subsidiary). A Non-Statutory Stock Option granted hereunder to a Participant who is not an employee of the Company or a Subsidiary will terminate as determined by the Committee at the time of grant.

          (c)    WITHHOLDING TAXES.

            (i)    The Company is entitled to (aa) withhold and deduct from future wages of the Participant, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to the Participant's exercise of a Non-Statutory Stock Option or otherwise incurred with respect to the Option, or (bb) require the Participant promptly to remit the amount of such withholding to the Company before acting on the Participant's notice of exercise of the Option.

            (ii)   The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of a Non-Statutory Option either by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise that number of shares of Common Stock, or by electing to deliver to the Company that number of already-owned shares of Common Stock, in either case having a Fair Market Value, on the date such tax is determined under the Code (the "Tax Date"), equal to the amount necessary to satisfy the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company or any Subsidiary withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. A Participant's election to have the Company withhold shares of Common Stock or to deliver already-owned shares of Common Stock is irrevocable, subject to the consent of the Committee, and subject to such rules as the Committee may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable. If shares of Common Stock are issued prior to the Tax Date to a Participant making such an election, the Participant shall agree in writing to surrender that number of shares on the Tax Date having an aggregate Fair Market Value equal to the minimum statutory withholding tax due.

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ARTICLE 7. EFFECT OF TERMINATION OF EMPLOYMENT ON OPTIONS

        7.1    TERMINATION OF EMPLOYMENT OR OTHER SERVICE DUE TO DEATH, DISABILITY OR RETIREMENT.    Except as otherwise provided in the agreement evidencing the Option, in the event a Participant's employment or other service is terminated with the Company and all Subsidiaries by reason of his or her death, Disability or Retirement, all outstanding Incentive Stock Options and Non-Statutory Stock Options then held by the Participant shall become immediately exercisable in full and remain exercisable for a period of three months in the case of Retirement and one year in the case of death or Disability, provided, however, that an exercise may not occur after the expiration date thereof in any event. The Company shall undertake to use its best efforts to notify the Participant or his or her heirs or representatives, as the case may be, of the last date by which Options may be exercised pursuant to this Section 7.1, at least thirty (30) days in the case of Retirement and at least sixty (60) days in the case of death or Disability, prior to such date.

        7.2    TERMINATION OF EMPLOYMENT OR OTHER SERVICE FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT.

          (a)   Except as otherwise provided in Article 11 or in the agreement evidencing the Option, in the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than his or her death, Disability or Retirement, all rights of the Participant under the Plan shall immediately terminate without notice of any kind and no Option then held by the Participant shall thereafter be exercisable.

          (b)   Notwithstanding the provisions of Subsection (a) above, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised before or following such termination), cause Options then held by such Participant to become exercisable and to remain exercisable following such termination of employment or other service in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date thereof in any event, and any Incentive Stock Option that remains unexercised more than three months following termination of employment shall thereafter be deemed to be a Non-Statutory Stock Option.

        7.3    DATE OF TERMINATION.    For purposes of the Plan, a Participant's employment or other service shall be deemed to have terminated on the date that the Participant ceases to perform services for the Company or, at the discretion of the Committee, the last day of the pay period covered by the Participant's final paycheck. Notwithstanding the foregoing, the employee Participant shall not be deemed to have ceased to be an employee for purposes of the Plan until the later of the 91st day of any bona fide leave of absence approved by the Company or a Subsidiary for the Participant (including, without limitation any layoff) or the expiration of the period of any bona fide leave of absence approved by the Company or a Subsidiary for the Participant (including without limitation any layoff) during which the Participant's right to reemployment is guaranteed either by statute or contract.

ARTICLE 8. RIGHTS OF EMPLOYEES; PARTICIPANTS

        8.1    EMPLOYMENT.    Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of any Eligible Person or Participant at any time, nor confer upon any Eligible Person or Participant any right to continue in the employ of the Company or any Subsidiary.

        8.2    NONTRANSFERABILITY.    Except as provided in Section 8.3 below, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interest in any Awards

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shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Section 7.1) may be made by, the Participant's legal representatives, heirs or legatees. If in the opinion of the Committee a Participant holding any Award is disabled from caring for his or her affairs because of mental condition, physical condition or age, any payments due the Participant may be made to, and any rights of the Participant under the Plan shall be exercised by, such Participant's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

        8.3    PERMITTED TRANSFERS OF NON-STATUTORY STOCK OPTIONS.    The Committee may, in its sole discretion, permit the Participant to transfer any or all Non-Statutory Stock Options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant receives no consideration for the transfer and such transferred Non-Statutory Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Non-Statutory Stock Option immediately prior to its transfer.

        8.4    NON-EXCLUSIVITY OF THE PLAN.    Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be an addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

ARTICLE 9. SHARE ISSUANCE AND TRANSFER RESTRICTIONS

        9.1    SHARE ISSUANCES.    Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan (and an Option or Stock Appreciation Right shall not be considered to be exercised, notwithstanding the tender by the Participant of any consideration therefor), unless and until each of the following conditions has been fulfilled:

          (a)   (i) there shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Participant (or, in the event of death or disability, the Participant's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

          (b)   there shall have been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

        9.2    SHARE TRANSFER.    Shares of Common Stock issued pursuant to the exercise of an Award granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations.

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The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

        9.3    LEGENDS.    Unless a registration statement under the Securities Act is in effect with respect to the issuance or transfer of shares of Common Stock issued under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

ARTICLE 10. PLAN AMENDMENT, MODIFICATION AND TERMINATION

        The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Awards under the Plan shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment, without approval of the shareholders of the Company, may (a) materially increase the benefits accruing to Participants under the Plan, (b) increase the total number of shares of Common Stock as to which Awards may be granted under the Plan, except as provided in Section 4.3 of the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Award without the consent of the Participant affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3.

ARTICLE 11. CHANGE IN CONTROL

        Unless otherwise provided in the agreement with respect to an Award, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may provide for one or more of the following:

          (a)   the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards;

          (b)   the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Award prior to the effectiveness

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  of such transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards for which the risks of forfeiture have not lapsed;

          (c)   that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the price per share of such Options or Stock Appreciation Rights; provided that the Committee may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

          (d)   that Participants holding outstanding Restricted Stock Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Committee may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

          (e)   the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Options and Stock Appreciation Rights the right to exercise their respective Options or Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

          (f)    the continuance of the Plan with respect to Restricted Stock Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

        The Committee may restrict the rights of or the applicability of this Article 11 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

ARTICLE 12. EFFECTIVE DATE OF THE PLAN

        12.1    EFFECTIVE DATE.    The Plan is effective as of July 31, 1997, the effective date it was adopted by the Board subject to the approval of the shareholders within 12 months. Options may be granted under the Plan prior to shareholder approval if made subject to shareholder approval.

        12.2    DURATION OF THE PLAN.    The Plan shall terminate at midnight on July 30, 2007 and may be terminated prior thereto by Board action, and no Awards shall be granted after such termination. Awards outstanding upon termination of the Plan may continue in effect following termination of the Plan in accordance with their terms.

ARTICLE 13. MISCELLANEOUS

        13.1    GOVERNING LAW.    The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota without regard to the conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and

11

federal courts of Minnesota with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party. Notwithstanding anything in the Plan to the contrary, with respect to Awards granted to an Eligible Person who is not a citizen or resident of the United States, such Awards shall be governed by the applicable tax, securities or other laws and regulations which may govern such Eligible Person, including but not limited to applicable income and payroll tax withholding.

        13.2    GENDER AND NUMBER.    Except when otherwise indicated by the context, reference to the masculine gender in the Plan shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

        13.3    CONSTRUCTION.    Wherever possible, each provision of this Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Plan shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Plan.

        13.4    SUCCESSORS AND ASSIGNS.    This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's obligations under the Plan.

        13.5    SURVIVAL OF PROVISIONS.    The rights, remedies, agreements, obligations and covenants contained in or made pursuant to the Plan, any agreement evidencing an Award and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option or Stock Appreciation Right, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and shall remain in full force and effect.

ARTICLE 14.
RESTRICTED STOCK AWARDS

        14.1    NUMBER OF SHARES.    The agreement evidencing the Restricted Stock Award shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

        14.2    RISKS OF FORFEITURE.    The agreement evidencing the Restricted Stock Award shall set forth the risks of forfeiture, if any, which shall apply to the shares of Common Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Committee may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

        14.3    ISSUANCE OF RESTRICTED SHARES.    The Company shall cause to be issued a stock certificate representing such shares of Common Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the agreement evidencing the Participant's Restricted Stock Award and providing for the cancellation and return of such certificate if the shares of Common Stock subject to the Restricted Stock Award are forfeited.

        14.4    RIGHTS AS SHAREHOLDER.    Until the risks of forfeiture have lapsed or the shares of Common Stock subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

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        14.5    WITHHOLDING TAXES.    The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Award. In the event the Participant is required under the agreement evidencing the Restricted Stock Award to pay the Company or Subsidiary, or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Committee may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to a Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Committee and otherwise comply with such rules as the Committee may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

        14.6    NONTRANSFERABILITY.    No Restricted Stock Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the agreement evidencing the Restricted Stock Award have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award shall terminate.

        14.7    OTHER PROVISIONS.    The agreement evidencing the Restricted Stock Award granted pursuant to this Article 14 shall contain such other provisions as the Committee shall deem advisable.

ARTICLE 15. PERFORMANCE AWARDS

        Each Performance Share granted pursuant to this Article 15 shall be evidenced by a written agreement (the "Performance Share Agreement"). The Performance Share Agreement shall be in such form as may be approved from time to time by the Committee and may vary from Participant to Participant; provided, however, that each Participant and each Performance Share Agreement shall comply with and be subject to the following terms and conditions:

        15.1    AWARDS.    Performance Shares may be granted to any Participant in the Plan. Performance Shares shall consist of shares of Common Stock or other Awards denominated in shares of Common Stock that may be earned or become vested in whole or in part if the Company achieves certain goals established by the Committee over a specified Performance Period.

        15.2    PERFORMANCE GOALS, PERFORMANCE PERIOD AND PAYMENT.    The Performance Award Agreement shall set forth:

          (a)   the number of Performance Shares subject to the Award;

          (b)   one or more performance goals established by the Committee based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, increase in revenue, economic value added, increase in share price or cash flow return on investment, including threshold, target and maximum levels;

          (c)   the Performance Period over which Performance Shares may be earned or may become vested;

13

          (d)   the extent to which partial achievement of the goal(s) may result in a payment or vesting of the Performance Shares, as determined by the Committee; and

          (e)   the date upon which Performance Shares will be issued and the extent to which receipt of such Shares may be deferred.

        15.3    REGULATORY COMPLIANCE.    This Article 15 is intended to comply with the performance-based compensation requirements of Section 162(m) of the Internal Revenue Code and shall be interpreted in accordance with the rules and regulations thereunder.

        15.4    WITHHOLDING TAXES.    The Company or Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Performance Shares. In the event the Participant is required under the Performance Share Agreement to pay the Company or Subsidiary, or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Committee may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Committee and otherwise comply with such rules as the Committee may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

        15.5    NONTRANSFERABILITY.    No Performance Shares shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Shares granted under the Plan, such transfer shall be void and the Performance Share Award shall terminate.

        15.6    NO RIGHTS AS SHAREHOLDER.    A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any Performance Shares until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except with respect to stock dividends as set forth in Section 4.3 or as otherwise provided in Article 11 of the Plan).

        15.7    OTHER PROVISIONS.    The Performance Share Agreement authorized under this Article 15 shall contain such other provisions as the Committee shall deem advisable.

ARTICLE 16. STOCK APPRECIATION RIGHTS

        Each Stock Appreciation Right granted pursuant to this Article 16 shall be evidenced by a written agreement (the "Stock Appreciation Agreement"). The Stock Appreciation Agreement shall be in such form as may be approved from time to time by the Committee and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Agreement shall comply with and be subject to the following terms and conditions:

        16.1    AWARDS.    A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Committee, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock

14

on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

        16.2    TERM AND EXERCISABILITY.    The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Committee. The Stock Appreciation Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Agreement. The Committee may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

        16.3    WITHHOLDING TAXES.    The Company or Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or Subsidiary, or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Committee may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Committee and otherwise comply with such rules as the Committee may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

        16.4    NONTRANSFERABILITY.    No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

        16.5    NO RIGHTS AS SHAREHOLDER.    A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except with respect to stock dividends as set forth in Section 4.3 and as otherwise provided in Article 11 of the Plan).

        16.6    OTHER PROVISIONS.    The Stock Appreciation Agreement authorized under this Article 16 shall contain such other provisions as the Committee shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

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AUGUST TECHNOLOGY CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 28, 2004
3:30 p.m.

AUGUST TECHNOLOGY CORPORATION
World Headquarters
4900 West 78th Street
Bloomington, Minnesota

August Technology Corporation 4900 West 78th Street, Bloomington, Minnesota 55435	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 28, 2004.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint Jeff L. O'Dell and Scott A. Gabbard and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to August Technology Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

\/ Please detach here \/

1.	Set the number of directors at five (5).		☐ For ☐ Against ☐ Abstain
2.	Election of Class I directors:	01 Jeff L. O'Dell 02 Michael W. Wright	☐	Vote FOR all nominees	☐	Vote WITHHELD from all nominees
(except as withheld below)
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
3.	Approve the Company's amended and restated 1997 Stock Incentive Plan.		☐ For ☐ Against ☐ Abstain
4.	Ratify the appointment of KPMG LLP as independent auditors.		☐ For ☐ Against ☐ Abstain
5.	In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box ☐ Indicate changes below:			Date	, 2004
Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

AUGUST TECHNOLOGY CORPORATION
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS to be held April 28, 2004
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS
ELECTION OF DIRECTORS (Proposals #1 and #2)
EXECUTIVE COMPENSATION
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
APPROVAL OF AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN (Proposal #3)
RATIFICATION OF INDEPENDENT AUDITORS (Proposal #4)
OTHER BUSINESS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
FORM 10-K
CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF AUGUST TECHNOLOGY CORPORATION
AUGUST TECHNOLOGY CORPORATION 1997 STOCK INCENTIVE PLAN (As Amended and Restated Through February 4, 2004)
ARTICLE 1. ESTABLISHMENT AND PURPOSE
ARTICLE 2. DEFINITIONS
ARTICLE 3. PLAN ADMINISTRATION
ARTICLE 4. SHARES SUBJECT TO THE PLAN
ARTICLE 5. ELIGIBILITY
ARTICLE 6. DURATION AND EXERCISE OF OPTIONS
ARTICLE 7. EFFECT OF TERMINATION OF EMPLOYMENT ON OPTIONS
ARTICLE 8. RIGHTS OF EMPLOYEES; PARTICIPANTS
ARTICLE 9. SHARE ISSUANCE AND TRANSFER RESTRICTIONS
ARTICLE 10. PLAN AMENDMENT, MODIFICATION AND TERMINATION
ARTICLE 11. CHANGE IN CONTROL
ARTICLE 12. EFFECTIVE DATE OF THE PLAN
ARTICLE 13. MISCELLANEOUS
ARTICLE 14. RESTRICTED STOCK AWARDS
ARTICLE 15. PERFORMANCE AWARDS
ARTICLE 16. STOCK APPRECIATION RIGHTS